[GRAPHIC]

Semiannual Report May 31, 2001

Oppenheimer
International Growth Fund

[LOGO OF OPPENHEIMER FUNDS]

REPORT HIGHLIGHTS

Fund Objective

Oppenheimer International Growth Fund seeks long-term capital appreciation.

CONTENTS
1	Shareholder Letter
2	An Interview with Your Fund’s Manager
8	Financial Statements
30	Officers and Trustees
Cumulative Total Returns*
	For the Six-Month Period Ended 5/31/01

	Without Sales Chg.	With Sales Chg.

Class A	–1.89%	–7.53%

Class B	–2.28	–6.93

Class C	–2.23	–3.16

Average Annual Total Returns*
	For the 1-Year Period Ended 5/31/01

	Without Sales Chg.	With Sales Chg.

Class A	–12.75%	–17.76%

Class B	–13.41	–17.53

Class C	–13.39	–14.22

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of principal amount invested.

* See Notes on page 6 for further details.

John V. Murphy
Chairman, President and
Chief Executive Officer OppenheimerFunds, Inc.

Dear Shareholder,

It is a pleasure to greet you in my new role as Chairman, President and Chief Executive Officer of OppenheimerFunds. I’m honored to take on this new leadership role, after having served OppenheimerFunds in the capacity of President and Chief Operating Officer since August of 2000.

     I’d also like to acknowledge the contributions of Bridget A. Macaskill, whose vision and efforts have helped build OppenheimerFunds’ reputation as a premier investment firm. During her tenure as Chief Executive Officer, Bridget made tremendous contributions to both the firm and to our fund shareholders. Her extraordinary commitment has positioned OppenheimerFunds for a very bright future, and I thank her for that.

     Our ongoing mission is to provide outstanding investment solutions for our customers. We will continue to strive to deliver products and services that help keep you at the forefront of the markets. In partnership with financial advisors, this approach has enabled OppenheimerFunds to help investors pursue their financial goals for more than 40 years.

     While the past year has proven to be challenging in the financial markets, we assure you that our commitment to investment excellence has never been stronger. With this commitment and a clear vision, we are confident that we will meet the challenges that lie ahead. Thank you for your ongoing confidence in OppenheimerFunds, The Right Way to Invest.

Sincerely,

/s/ John V. Murphy

John V. Murphy
June 29, 2001

1 OPPENHEIMER INTERNATIONAL GROWTH FUND

AN INTERVIEW WITH YOUR FUND’S MANAGER

[GRAPHIC]

Portfolio Management Team (l to r)
Frank Jennings
William Wilby
George Evans
(Portfolio Manager)

Q. How did Oppenheimer International Growth Fund perform during the six months that ended May 31, 2001?

A. The Fund’s absolute performance reflected a volatile period for international markets for the six months that ended May 31, 2001. Despite outperforming our benchmark, the Morgan Stanley Capital International (MSCI) EAFE Index,1 our short-term returns did not live up to expectations. As long-term investors, however, we remained focused on finding good companies in good businesses at good prices.

     This ongoing commitment therefore resulted in a top-quartile designation for the Fund’s Class A shares by Lipper, Inc., ranking 273 of 716, 68 of 539 and 11 of 325 international funds for the respective one-, three- and five-year periods ended June 30, 2001.2 In addition, the Fund’s Class A shares received a 4-star (****) overall rating from Morningstar, Inc. for the combined three- and five-year periods ended June 30, 2001, among 1,313 and 837 international equity funds, respectively.3

Why were international markets so volatile during the period?

For the most part, volatility was a by-product of the severe slowdown in U.S. economic growth. Sharp declines in capital spending and consumer confidence as well as rising unemployment and numerous profit warnings sent many nervous

1. Morgan Stanley Capital International EAFE Index is an unmanaged index of the performance of securities listed on 20 principal stock markets in Europe, Australia and the Far East, and is widely recognized as a measure of international stock performance.
2. Source of data: Lipper Analytical Services, Inc., 6/30/01. Lipper rankings are based on total returns but do not consider sales charges.
3. Morningstar, Inc. rates mutual funds in broad investment classes, based on risk-adjusted returns after considering sales charges and expenses. Return and risk are measured as performance above and below 90-day U.S.Treasury bill returns, respectively. Current star ratings are based on the weighted average of 3-, 5- and 10-year (if applicable) ratings for a fund or class and are subject to change monthly. Top 10% of rated funds receive 5 stars; next 22.5% receive 4 stars; middle 35% receive 3 stars. The Fund’s Class A shares were rated 3 stars (3-year) and 5 stars (5-year), weighted 40%/60% among 1,313 and 837 international equity funds respectively for the period ended 6/30/01.

2 OPPENHEIMER INTERNATIONAL GROWTH FUND

investors to the sidelines. Prolonged and often harsh declines in technology, telecommunications and media stocks—sectors typically driven by global factors rather than regional conditions—ultimately spread to markets around the world. Although U.S. Federal Reserve Chairman Alan Greenspan moved aggressively to reinvigorate the sagging economy, cutting interest rates five times between January and May, there was little evidence at period-end that the desired effect had yet been achieved.

     By contrast, the economic outlook overseas was considerably brighter. In Europe, ongoing tax reform, pension privatization and declining interest rates spurred healthy increases in economic growth and consumer confidence. Furthermore, Europe was generally spared from the effects of U.S. economic pressures because its trade with the United States is relatively limited. At the same time, European companies that export to the United States capitalized on weakness in the euro—the common currency of the European Monetary Union—which provided a cost advantage for their goods. Weaker currencies, however, proved to be a mixed blessing. Worldwide credit concerns prompted a flight to the perceived safety of securities denominated in U.S. dollars, holding back returns of many foreign companies.

     In other parts of the world, the election of Prime Minister Junichiro Koizumi raised investors’ hopes that Japan would implement needed structural reforms to lift the nation out of its protracted economic malaise. The rest of Asia, most notably Taiwan, Korea and Singapore, performed reasonably well despite concerns that their technology-centered economies could be at the mercy of declining U.S. demand. Latin American markets, particularly Mexico and Brazil, benefited from lower U.S. interest rates, although Argentina remained mired in a long-term recession.

How was the Fund managed in this uncertain environment?

We continued to focus on individual companies that, in our view, stand to profit from one or more key worldwide growth trends. These far-reaching themes—mass affluence, new technologies, restructuring and aging populations—define core areas

3 OPPENHEIMER INTERNATIONAL GROWTH FUND

AN INTERVIEW WITH YOUR FUND’S MANAGER

Average Annual Total Returns with Sales Charge

For the Periods Ended 6/30/01[5]

Class A 1-Year	5-Year	Since Inception

–28.02%	12.42%	12.88%

Class B 1-Year	5-Year	Since Inception

–27.82%	12.63%	13.12%

Class C 1-Year	5-Year	Since Inception

–24.91%	12.89%	13.27%

of investment opportunity and provide research focus. Using them as a starting point, we employ rigorous fundamental analysis to uncover attractively valued companies with accelerating earnings and cash flow.

     Having said that, the past six months afforded us a number of opportunities to purchase what we consider to be fundamentally strong companies at very reasonable prices. The new technologies theme in particular presented an interesting example. One area that generated much optimism was video game software. We believe the launch of a new generation of game consoles—which could result in substantial sales over the next five years—will bolster the long-range prospects for the game software business.

Which stocks contributed to or detracted from the Fund’s performance?

For reasons discussed above, our game software holdings, including Japan’s Nintendo Co. Ltd. and France’s Infogrames Entertainment SA and UBI Soft Entertainment SA, performed well. Brazil’s Empresa Brasileira de Aeronautica SA (Embraer), a leading regional jet manufacturer representative of our mass affluence theme, was rewarded for its track record of robust sales and profit growth. As for detractors, Japan-based Toshiba Corp., a global leader in laptop computers and electronic components, suffered from near-term weakness in the technology sector. However, we remain confident in the company’s restructuring efforts, which are shifting its focus from industrial products to information technology products.4

4. Investing in foreign securities entails additional expenses and risks, including foreign currency fluctuations.
5. See page 6 for further details.

4 OPPENHEIMER INTERNATIONAL GROWTH FUND

Regional Allocation6

[GRAPH]

● Europe	59.3%
● Asia	26.0
● Latin America	7.8
● U.S./Canada	3.9
● Emerging
Europe	1.6
● Middle East/
Africa	1.4

What is your outlook for the future?

Although the lower interest rate environment may provide a boost for the global economy, volatility continues to be a factor in international markets. Therefore, we remain committed to our stock-by-stock approach and believe the Fund is well positioned for the long term. Focusing on powerful worldwide growth trends and the companies poised to benefit from these trends makes Oppenheimer International Growth Fund an important part of The Right Way to Invest.

Top Ten Country Holdings[6]

Great Britain	22.8%

Japan	18.9

France	12.8

The Netherlands	12.7

Brazil	6.8

Germany	6.7

India	4.2

Canada	3.1

Korea, Republic of (South)	2.2

Switzerland	1.5

Top Ten Stock Holdings[7]

Empresa Brasileira de Aeronautica SA (Embraer), Preference	5.0%

Toshiba Corp.	4.1

Nintendo Co. Ltd.	3.5

Koninklijke Boskalis Westminster NV	3.1

Wolters Kluwer NV	2.9

Infogrames Entertainment SA	2.9

Jenoptik AG	2.9

SSL International plc	2.8

Reed International plc	2.7

Van der Moolen Holding NV	2.5

6. Portfolio is subject to change. Percentages are as of May 31, 2001, and are based on total market value of investments.
7. Portfolio is subject to change. Percentages are as of May 31, 2001, and are based on net assets.

5 OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES

Foreign investing entails higher expenses and risks, such as foreign currency fluctuations, economic and political instability, and differences in accounting standards. In reviewing performance and rankings, please remember that past performance cannot guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market fluctuations, the Fund’s performance may be subject to substantial fluctuations and current performance may be less than the results shown. For monthly updates on the Fund’s performance, visit our website at www.oppenheimerfunds.com.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund’s total returns shown do not show the effects of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about Oppenheimer International Growth Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.525.7048 or visit the OppenheimerFunds Internet website at www.oppenheimerfunds.com. Read the prospectus carefully before you invest or send money.

Class A shares were first publicly offered on 3/25/96. Unless otherwise noted, Class A returns include the maximum initial sales charge of 5.75%.

Class B shares of the Fund were first publicly offered on 3/25/96. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year), 2% (5-year) and 1% (since inception). Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 3/25/96. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

Class N shares of the Fund were first publicly offered on 3/1/01. For that reason, no performance information on class N shares is included in this report. Class N shares are offered only through retirement plans. Class N shares are subject to an annual 0.25% asset-based sales charge.

An explanation of the different calculations of performance is in the Fund’s Statement of Additional Information.

6 OPPENHEIMER INTERNATIONAL GROWTH FUND

Financials

7 OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENT OF INVESTMENTS May 31, 2001 / Unaudited

	Shares	Market Value See Note 1

Common Stocks—97.0%

Capital Goods—25.4%

Aerospace/Defense—5.0%
Empresa Brasileira de Aeronautica SA (Embraer), Preference	4,987,000	$51,549,587

Electrical Equipment—7.2%
Halma plc	6,591,000	12,429,614

Invensys plc	9,731,900	19,631,695

Toshiba Corp.	7,412,000	42,106,548

		74,167,857

Industrial Services—6.1%
3i Group plc	470,631	8,123,228

BTG plc[1]	679,900	12,628,697

Hyundai Heavy Industries Co. Ltd.	421,603	8,738,142

ICTS International NV1	211,200	1,372,800

Koninklijke Boskalis Westminster NV	1,232,891	31,872,452

		62,735,319

Manufacturing—7.1%
Alstom	674,800	19,709,758

Compagnie Financiere Richemont AG, A Units	950	2,332,637

FKI plc	2,438,770	9,250,260

GSI Lumonics, Inc.[1]	1,075,000	11,029,500

Jenoptik AG	1,216,150	29,378,049

Sauer-Danfoss, Inc.	150,000	1,410,000

		73,110,204

Communication Services—2.8%

Telecommunications: Long Distance—1.8%
Videsh Sanchar Nigam Ltd.	2,081,700	15,396,875

Videsh Sanchar Nigam Ltd., Sponsored ADR	175,504	2,593,949

		17,990,824

Telephone Utilities—1.0%
Tele Norte Leste Participacoes SA (Telemar)	533,530,045	7,300,581

Tele Norte Leste Participacoes SA (Telemar), Preference	62,472,281	976,584

Tele Norte Leste Participacoes SA, ADR	88,250	1,398,763

		9,675,928

8 OPPENHEIMER INTERNATIONAL GROWTH FUND

	Shares	Market Value See Note 1

Consumer Cyclicals—11.8%

Autos & Housing—1.9%
Aucnet, Inc.	205,230	$4,525,354

Ducati Motor Holding SpA[1]	2,500,000	3,835,390

Porsche AG-Preferred	20,000	6,441,760

Solidere, GDR[1,2]	855,700	5,070,023

		19,872,527

Consumer Services—0.6%
Prosegur Compania de Seguridad SA	444,400	5,744,270

Media—5.7%
Reed International plc	3,252,439	28,230,735

Wolters Kluwer NV	1,171,768	30,153,265

		58,384,000

Retail: Specialty—3.6%
Boots Co. plc	1,509,800	12,804,587

UBI Soft Entertainment SA1	644,216	24,429,717

		37,234,304

Consumer Staples—11.7%

Broadcasting—2.3%
Grupo Televisa SA, Sponsored GDR[1]	246,000	10,381,200

LG Home Shopping, Inc.[4]	352,472	13,482,536

		23,863,736

Entertainment—7.8%
Imagineer Co. Ltd.[1]	105,000	711,370

Infogrames Entertainment SA.[1]	1,573,300	29,591,010

Nintendo Co. Ltd.	186,600	36,120,182

Sega Corp..[1]	495,000	9,081,804

Village Roadshow Ltd., Cl. A, Preference	7,339,185	4,352,673

		79,857,039

Household Goods—1.6%
Wella AG	52,000	2,187,893

Wella AG, Preference, Non-Vtg.	299,500	13,746,313

		15,934,206

Energy—5.2%

Energy Services—3.6%
Coflexip SA, Sponsored ADR	203,500	14,831,080

Electrofuel, Inc..[1]	750,000	3,395,860

Expro International Group plc	1,077,900	8,907,505

9 OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Market Value See Note 1

Energy Continued
Innogy Holdings plc	3,196,800	$10,229,445

		37,363,890

Oil: International—1.6%
Anderson Exploration Ltd.[1]	371,700	8,451,006

Canadian Hunter Exploration Ltd.[1]	309,700	8,345,473

		16,796,479

Financial—7.7%

Banks—2.3%
Banco Espirito Santo SA	215,975	2,928,967

Julius Baer Holding AG, CL B	2,985	12,329,348

Uniao de Bancos Brasileiros SA (Unibanco), Sponsored GDR	307,300	7,851,515

		23,109,830

Diversified Financial—4.5%
Collins Stewart Ltd.	1,479,500	8,690,851

Espirito Santo Financial Group,ADR	234,700	4,452,259

ICICI Ltd., Sponsored ADR	605,500	7,114,625

Van der Moolen Holding NV	813,100	25,637,629

		45,895,364

Insurance—0.9%
Axa SA1	273,200	7,757,405

Ockham Holdings plc	1,460,000	1,130,371

		8,887,776

Healthcare—13.6%

Healthcare/Drugs—7.5%
Biocompatibles International plc[1]	3,374,298	14,819,431

Cambridge Antibody Technology Group plc[1]	194,300	7,383,604

Card-Guard Scientific Survival Ltd.[1]	154,400	8,606,466

Elan Corp. plc, ADR[1]	200,940	11,596,247

Genset SA, Sponsored ADR[1]	310,700	1,360,866

NeuroSearch AS1	158,400	4,375,641

Nicox SA1	240,100	13,869,122

Oxford GlycoSciences plc[1]	423,948	6,383,962

Pliva d.d., GDR	848,350	9,026,444

		77,421,783

10 OPPENHEIMER INTERNATIONAL GROWTH FUND

		Market Value
	Shares	See Note 1

Healthcare/Supplies & Services—6.1%
Novogen Ltd.[1]	2,698,400	$2,959,960

Ortivus AB, B Shares[1]	551,400	1,485,246

PowderJect Pharmaceuticals plc[1]	2,226,300	13,023,734

SkyePharma plc[1]	14,194,700	16,938,592

SSL International plc	3,881,300	28,657,293

		63,064,825

Technology—16.9%

Computer Hardware—1.4%
Oberthur Card Systems SA1	1,000,976	14,465,685

Computer Services—4.5%
Computer Services Solutions Holding NV	613,216	9,225,773

Magnus Holding NV	854,980	2,355,213

Redbus Interhouse plc[1]	1,428,400	1,800,902

Unit 4 Agresso NV1	325,200	9,233,924

Ushio, Inc.	1,441,000	23,006,034

		45,621,846

Computer Software—5.5%
Capcom Co. Ltd.	344,000	11,406,834

Eidos plc[1]	1,592,500	6,334,455

Infosys Technologies Ltd.	102,600	8,237,464

Koei Co. Ltd.	168,300	6,430,584

Konami Co. Ltd.	290,000	15,010,099

NIIT Ltd.	918,200	9,335,326

		56,754,762

Electronics—5.5%
ASM International NV1	531,100	11,753,243

Hamamatsu Photonics K.K	568,000	20,890,086

Hoya Corp	132,000	9,442,855

Sony Corp.	154,740	11,942,146

STMicroelectronics NV, NY Registered Shares	78,200	2,780,010

		56,808,340

Transportation—0.9%

Shipping—0.9%
MIF Ltd.[1,3]	204,400	2,498,671

Smit Internationale NV, CVA	365,104	7,117,629

		9,616,300

11 OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Market Value See Note 1

Utilities—1.0%

Electric Utilities—1.0%
Nordex AG1	1,367,900	$ 9,889,955

Total Common Stocks (Cost $1,030,745,746)		995,816,636

Preferred Stocks—1.3%
Ceres, Inc., Cv., Series C1,3,4	600,000	3,600,000

Ceres, Inc., CV., Series D1,3,4	418,000	2,508,000

Fresenius Medical Care AG, Preferred	117,400	5,662,019

Oxagen Ltd.[1,3,4]	1,250,000	2,130,900

Total Preferred Stocks (Cost $11,881,135)		13,900,919

	Units

Rights,Warrants and Certificates—0.0%
Tele Norte Leste Participacoes SA (Telemar) Rts., Exp. 6/8/01	6,839,144	58

Tele Norte Leste Participacoes SA (Telemar) Preference Rts., Exp.6/8/01	796,314	68

Total Rights,Warrants and Certificates (Cost $0)		126

	Principal Amount

Convertible Corporate Bonds and Notes—0.0%
Ceres, Inc., 7% Cv. Promissory Nts., 12/31/01[3] (Cost $176,000)	$176,000	176,000

Total Investments, at Value (Cost $1,042,802,881)	98.3%	1,009,893,681

Other Assets Net of Liabilities	1.7	17,170,693

Net Assets	100.0%	$1,027,064,374

Footnotes to Statement of Investments

1. Non-income-producing security.
2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $14,096,467 or 1.37% of the Fund’s net assets as of May 31, 2001.
3.  Identifies issues considered to be illiquid or restricted—See Note 6 of Notes to Financial Statements.
4. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended May 31, 2001. The aggregate fair value of securities of affiliated companies held by the Fund as of May 31, 2001, amounts to $21,721,436. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares November 30, 2000	Gross Additions	Gross Reductions	Shares May 31, 2001
					Dividend Income

Ceres, Inc., CV., Series C	600,000	—	—	600,000	$ —

Ceres, Inc., CV., Series D	—	418,000	—	418,000	—

LG Home Shopping, Inc.	94,761	257,711	—	352,472	64,468

Oxagen Ltd.	—	1,250,000	—	1,250,000	—

					$64,468

12 OPPENHEIMER INTERNATIONAL GROWTH FUND

Footnotes to Statement of Investments Continued

Distribution of investments representing geographic diversification, as a percentage of total investments at value, is as follows:

Geographic Diversification	Market Value	Percent

Great Britain	$229,529,860	22.8%
Japan	190,673,897	18.9
France	128,794,653	12.8
The Netherlands	128,721,929	12.7
Brazil	69,077,155	6.8
Germany	67,305,990	6.7
India	42,678,239	4.2
Canada	31,221,840	3.1
Korea, Republic of (South)	22,220,677	2.2
Switzerland	14,661,984	1.5
Ireland	11,596,247	1.1
Mexico	10,381,200	1.0
Croatia	9,026,444	0.9
Israel	8,606,466	0.9
United States	7,694,000	0.8
Portugal	7,381,226	0.7
Australia	7,312,633	0.7
Spain	5,744,270	0.6
Lebanon	5,070,023	0.5
Denmark	4,375,641	0.4
Italy	3,835,390	0.4
Norway	2,498,671	0.2
Sweden	1,485,246	0.1

Total	$1,009,893,681	100.0%

See accompanying Notes to Financial Statements.

13 OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited

May 31, 2001

Assets
Investments, at value—see accompanying statement:
Unaffiliated companies (cost $1,019,945,433)	$988,172,245
Affiliated companies (cost $22,857,448)	21,721,436

1,009,893,681

Unrealized appreciation on foreign currency contracts	46,132

Receivables and other assets:
Shares of beneficial interest sold	25,262,923
Investments sold	5,039,250
Interest and dividends	1,863,672
Other	75,119

Total assets	1,042,180,777

Liabilities
Bank overdraft	5,463,347

Unrealized depreciation on foreign currency contracts	6,203

Payables and other liabilities:
Investments purchased	7,954,368
Shares of beneficial interest redeemed	978,143
Distribution and service plan fees	416,631
Trustees' compensation	111,146
Transfer and shareholder servicing agent fees	71,502
Other	115,063

Total liabilities	15,116,403

Net Assets	$1,027,064,374

Composition of Net Assets
Paid-in capital	$1,079,335,737

Accumulated net investment income	1,790,551

Accumulated net realized loss on investments and
foreign currency transactions	(21,135,543)

Net unrealized depreciation on investments and translation of
assets and liabilities denominated in foreign currencies	(32,926,371)

Net Assets	$1,027,064,374

14 OPPENHEIMER INTERNATIONAL GROWTH FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of
603,740,846 and 32,663,912 shares of beneficial interest outstanding)	$18.48
Maximum offering price per share (net asset value plus sales charge
of 5.75% of offering price)	$19.61

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $286,378,820
and 16,095,351 shares of beneficial interest outstanding)	$17.79

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $136,264,706
and 7,646,851 shares of beneficial interest outstanding)	$17.82

Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $680,002
and 36,815 shares of beneficial interest outstanding)	$18.47

See accompanying Notes to Financial Statements.

15 OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENT OF OPERATIONS Unaudited

For the Six Months Ended May 31, 2001

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $890,036)	$ 7,942,003
Affiliated companies (net of foreign withholding taxes of $16,781)	64,468

Interest	2,311,229

Total income	10,317,700

Expenses
Management fees	3,751,136

Distribution and service plan fees:
Class A	704,366
Class B	1,422,136
Class C	642,760
Class N	598

Transfer and shareholder servicing agent fees	1,319,873

Custodian fees and expenses	193,475

Shareholder reports	123,680

Trustees’ compensation	47,223

Other	98,311

Total expenses	8,303,558
Less expenses paid indirectly	(4,291)

Net expenses	8,299,267

Net Investment Income	2,018,433

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	2,720,876
Foreign currency transactions	(8,239,397)

Net realized loss	(5,518,521)

Net change in unrealized appreciation (depreciation) on:
Investments	12,228,974
Translation of assets and liabilities denominated in foreign currencies	(20,260,810)

Net change	(8,031,836)

Net realized and unrealized loss	(13,550,357)

Net Decrease in Net Assets Resulting from Operations	$ (11,531,924)

See accompanying Notes to Financial Statements.

16 OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended May 31, 2001 (Unaudited)	Year Ended Nov. 30, 2000

Operations
Net investment income (loss)	$ 2,018,433	$ (1,167,125)

Net realized gain (loss)	(5,518,521)	88,209,618

Net change in unrealized appreciation (depreciation)	(8,031,836)	(138,432,170)

Net decrease in net assets resulting from operations	(11,531,924)	(51,389,677)

Dividends and/or Distributions to Shareholders
Distributions from net realized gain:
Class A	(22,911,422)	(2,338,269)
Class B	(13,439,791)	(1,929,730)
Class C	(5,572,381)	(575,074)
Class N	—	—

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial
interest transactions:
Class A	150,266,933	299,436,909
Class B	33,380,689	114,422,426
Class C	31,074,616	73,282,592
Class N	644,240	—

Net Assets
Total increase	161,910,960	430,909,177

Beginning of period	865,153,414	434,244,237

End of period (including accumulated net investment
income of $1,790,551 and $227,882, respectively)	$1,027,064,374	$865,153,414

See accompanying Notes to Financial Statements.

17 OPPENHEIMER INTERNATIONAL GROWTH FUND

FINANCIAL HIGHLIGHTS

	Six Months Ended May 31, 2001 (Unaudited)					Year Ended Nov. 30, 1996[1]

Class A		2000	1999	1998	1997

Per Share Operating Data
Net asset value, beginning of period	$19.77	$19.22	$15.11	$14.37	$11.74	$10.00

Income (loss) from investment operations:
Net investment income (loss)	.04	(.01)	(.02)	.05	(.05)[2]	(.01)
Net realized and unrealized gain (loss)	(.39)	.77	5.02	.91	2.68 [2]	1.75

Total income (loss) from
investment operations	(.35)	.76	5.00	.96	2.63	1.74

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	—	(.13)	—	—	—
Distributions from net realized gain	(.94)	(.21)	(.76)	(.22)	—	—

Total dividends and/or distributions
to shareholders	(.94)	(.21)	(.89)	(.22)	—	—

Net asset value, end of period	$18.48	$19.77	$19.22	$15.11	$14.37	$11.74

Total Return, at Net Asset Value[3]	(1.89)%	3.92%	35.31%	6.78%	22.40%	17.40%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$603,741	$478,680	$208,981	$186,859	$122,720	$16,918

Average net assets (in thousands)	$567,672	$418,537	$180,719	$175,022	$66,156	$8,992

Ratios to average net assets:[4]
Net investment income (loss)	0.86%	0.22%	(0.15)%	0.44%	(0.36)%	(0.26)%
Expenses	1.38%	1.38%	1.55%	1.40%[5]	1.78%[5]	1.88%[5]

Portfolio turnover rate	17%	61%	75%	82%	64%	43%

1. For the period from March 25,1996 (inception of offering) to November 30, 1996.
2. Based on average shares outstanding for the period.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.
5. Expense ratio reflects the effect of expenses paid indirectly by the Fund.

See accompanying Notes to Financial Statements.

18 OPPENHEIMER INTERNATIONAL GROWTH FUND

	Six Months Ended May 31, 2001 (Unaudited)					Year Ended Nov. 30, 1996[1]

Class B		2000	1999	1998	1997

Per Share Operating Data
Net asset value, beginning of period	$19.14	$18.75	$14.76	$14.15	$11.65	$10.00

Income (loss) from investment operations:
Net investment income (loss)	.01	(.08)	(.14)	(.03)	(.12)[2]	(.10)
Net realized and unrealized gain (loss)	(.42)	.68	4.92	.86	2.62 [2]	1.75

Total income (loss) from
investment operations	(.41)	.60	4.78	.83	2.50	1.65

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	—	(.03)	—	—	—
Distributions from net realized gain	(.94)	(.21)	(.76)	(.22)	—	—

Total dividends and/or distributions
to shareholders	(.94)	(.21)	(.79)	(.22)	—	—

Net asset value, end of period	$17.79	$19.14	$18.75	$14.76	$14.15	$11.65

Total Return, at Net Asset Value[3]	(2.28)%	3.16%	34.32%	5.95%	21.46%	16.50%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$286,379	$273,243	$176,021	$142,127	$90,565	$8,673

Average net assets (in thousands)	$285,409	$276,393	$145,203	$125,772	$45,553	$3,628

Ratios to average net assets:[4]
Net investment income (loss)	0.07%	(0.56)%	(0.91)%	(0.34)%	(1.14)%	(1.46)%
Expenses	2.13%	2.14%	2.31%	2.18%[5]	2.56%[5]	2.84%[5]

Portfolio turnover rate	17%	61%	75%	82%	64%	43%

1. For the period from March 25,1996 (inception of offering) to November 30, 1996.
2. Based on average shares outstanding for the period.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.
5. Expense ratio reflects the effect of expenses paid indirectly by the Fund.

See accompanying Notes to Financial Statements.

19 OPPENHEIMER INTERNATIONAL GROWTH FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended May 31,2001 (Unaudited)	2000	1999			Year Ended Nov. 30, 1996[1]

				1998	1997

Per Share Operating Data
Net asset value, beginning of period	$19.16	$18.77	$14.78	$14.17	$11.66	$10.00

Income (loss) from investment operations:
Net investment income (loss)	.02	(.04)	(.13)	(.03)	(.13)[2]	(.09)
Net realized and unrealized gain (loss)	(.42)	.64	4.91	.86	2.64 [2]	1.75

Total income (loss) from
investment operations	(.40)	.60	4.78	.83	2.51	1.66

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	—	(.03)	—	—	—
Distributions from net realized gain	(.94)	(.21)	(.76)	(.22)	—	—

Total dividends and/or distributions to shareholders	(.94)	(.21)	(.79)	(.22)	—	—

Net asset value, end of period	$17.82	$19.16	$18.77	$14.78	$14.17	$11.66

Total Return, at Net Asset Value[3]	2.23%	3.16%	34.28%	5.94%	21.53%	16.60%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$136,264	$113,230	$49,242	$36,776	$21,908	$2,149

Average net assets (in thousands)	$129,075	$98,110	$39,641	$32,460	$10,864	$938

Ratios to average net assets:[4]
Net investment income (loss)	0.09%	(0.53)%	(0.92)%	(0.34)%	(1.18)%	(1.48)%
Expenses	2.13%	2.14%	2.32%	2.17%[5]	2.55%[5]	2.82%[5]

Portfolio turnover rate	17%	61%	75%	82%	64%	43%

1. For the period from March 25, 1996 (inception of offering) to November 30, 1996.
2. Based on average shares outstanding for the period.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.
5. Expense ratio reflects the effect of expenses paid indirectly by the Fund.

See accompanying Notes to Financial Statements.

20 OPPENHEIMER INTERNATIONAL GROWTH FUND

Class N	Period Ended May 31, 2001[1] (Unaudited)

Per Share Operating Data
Net asset value, beginning of period	$18.74

Income (loss) from investment operations:
Net investment income	.06
Net realized and unrealized loss	(.33)

Total loss from investment operations	(.27)

Dividends and/or distributions to shareholders:
Dividends from net investment income	—
Distributions from net realized gain	—

Total dividends and/or distributions to shareholders	—

Net asset value, end of period	$18.47

Total Return, at Net Asset Value[2]	(1.44)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$680

Average net assets (in thousands)	$481

Ratios to average net assets:[3]
Net investment income	1.83%
Expenses	1.62%

Portfolio turnover rate	17%

1. For the period from March 1, 2001 (inception of offering) to May 31, 2001.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.

21 OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies
Oppenheimer International Growth Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek long-term capital appreciation. The Fund’s investment advisor is OppenheimerFunds, Inc. (the Manager).
      The Fund offers Class A, Class B, Class C and Class N shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B, C and N have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

Securities Valuation.Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value.

Foreign Currency Translation.The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

22 OPPENHEIMER INTERNATIONAL GROWTH FUND

Repurchase Agreements.The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

Allocation of Income, Expenses, Gains and Losses.Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes.The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

Trustees’ Compensation.The Fund has adopted an unfunded retirement plan for the Fund’s independent Board of Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the six months ended May 31, 2001, a provision of $32,014 was made for the Fund’s projected benefit obligations and payments of $1,809 were made to retired trustees, resulting in an accumulated liability of $108,556 as of May 31, 2001.
     The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share.

Dividends and Distributions to Shareholders.Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

23 OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies Continued
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

Other. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.
      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

24 OPPENHEIMER INTERNATIONAL GROWTH FUND

2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:
	Six Months Ended May 31, 2001[1]		Year Ended November 30, 2000
	Shares	Amount	Shares	Amount

Class A
Sold	79,546,380	$1,478,150,522	76,011,738	$1,793,646,337
Dividends and/or
distributions reinvested	929,209	17,682,850	107,442	2,137,021
Redeemed	(72,022,969)	(1,345,566,439)	(62,783,039)	(1,496,346,449)

Net increase	8,452,620	$ 150,266,933	13,336,141	$299,436,909

Class B
Sold	5,103,369	$92,987,147	10,533,589	$244,951,984
Dividends and/or
distributions reinvested	644,557	11,853,410	95,979	1,861,912
Redeemed	(3,931,117)	(71,459,868)	(5,739,196)	(132,391,470)

Net increase	1,816,809	$33,380,689	4,890,372	$114,422,426

Class C
Sold	10,604,970	$191,622,329	16,858,318	$390,185,202
Dividends and/or
distributions reinvested	240,466	4,429,384	27,786	539,702
Redeemed	(9,107,059)	(164,977,097)	(13,601,068)	(317,442,312)

Net increase	1,738,377	$31,074,616	3,285,036	$73,282,592

Class N
Sold	37,699	$660,104	—	$—
Dividends and/or
distributions reinvested	—	—	—	—
Redeemed	(884)	(15,864)	—	—

Net increase	36,815	$644,240	—	$—

1. For the six months ended May 31, 2001, for Class A, B and C shares and for the period from March 1, 2001 (inception of offering) to May 31, 2001, for Class N shares.

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended May 31, 2001, were $381,108,974 and $152,876,291, respectively.

4. Management Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.80% of the first $250 million of average annual net assets of the Fund, 0.77% of the next $250 million, 0.75% of the next $500 million, 0.69% of the next $1 billion and 0.67% of average

25 OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Management Fees and Other Transactions with Affiliates Continued
annual net assets in excess of $2 billion. The Fund’s management fee for the six months ended May 31, 2001, was an annualized rate of 0.77%, before any waiver by the Manager if applicable.

Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS an agreed upon per account fee.

Distribution and Service Plan Fees. Under its General Distributor’s Agreement with the Manager, the Distributor acts as the Fund’s principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated:

Six Months Ended	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor	Commissions on Class A Shares Advanced by Distributor[1]	Commissions on Class B Shares Advanced by Distributor[1]	Commissions on Class C Shares Advanced by Distributor[1]	Commissions on Class N Shares Advanced by Distributor[1]

May 31, 2001	$1,590,524	$193,459	$811,712	$1,258,549	$342,242	$6,573

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor

Six Months Ended

May 31, 2001	$17,265	$298,601	$25,253	$—

The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the six months ended May 31, 2001, payments under the Class A plan totaled $704,366 prior to Manager waiver if applicable, all of which were paid by the Distributor to recipients, and included $34,754 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

26 OPPENHEIMER INTERNATIONAL GROWTH FUND

Class B, Class C and Class N Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B, Class C and Class N plans provide for the Distributor to be compensated at a flat rate, whether the Distributor’s distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.
     The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The Distributor retains the asset-based sales charge on Class N shares. The asset-based sales charges on Class B, Class C and Class N shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
     The Distributor’s actual expenses in selling Class B, Class C and Class N shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carryforward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the six months ended May 31, 2001, were as follows:

	Total Payments Under Plan	Amount Retained by Distributor	Distributor’s Aggregate Unreimbursed Expenses Under Plan	Distributor’s Aggregate Unreimbursed Expenses as % of Net Assets of Class

Class B Plan	$ 1,422,136	$ 1,177,719	$ 6,002,315	2.10%
Class C Plan	642,760	347,550	1,803,114	1.32
Class N Plan	598	—	15,432	2.27

5. Foreign Currency Contracts
A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
     The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities.

27 OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Foreign Currency Contracts Continued
      The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.
    Securities denominated in foreign currency to cover net exposure on outstanding foreign currency contracts are noted in the Statement of Investments where applicable.

As of May 31, 2001, the Fund had outstanding foreign currency contracts as follows:

Contract Description	Expiration Date	Contract Amount (000s)	Valuation as of May 31, 2001	Unrealized Appreciation	Unrealized Depreciation

Contracts to Purchase
British Pound Sterling (GBP)	6/1/01-6/6/01	GBP1,659	$ 2,356,457	$ 3,793	$2,329
Euro (EUR)	6/1/01-6/5/01	EUR432	366,477	—	2,907
Indian Rupee (INR)	6/1/01	INR19,373	412,111	—	967
Japanese Yen (JPY)	6/1/01-6/4/01	JPY33,183	279,290	2,839	—

				6,632	6,203
Contracts to Sell
Euro (EUR)	6/1/01-6/5/01	EUR5,012	4,247,842	39,500	—

Total Unrealized Appreciation
and Depreciation				$46,132	$6,203

6. Illiquid or Restricted Securities
As of May 31, 2001, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of May 31, 2001, was $10,913,571, which represents 1.06% of the Fund’s net assets, of which $8,414,900 is considered restricted. Information concerning restricted securities is as follows:

Security	Acquisition Date	Cost Per Unit	Valuation Per Unit as of May 31, 2001	Unrealized Appreciation (Depreciation)

Bonds
Ceres, Inc., 7% Cv. Promissory
Nts., 12/31/01	2/6/01	100%	100%	$ —
Stocks and Warrants
Ceres, Inc., Cv., Series C	1/6/99	$4.00	$6.00	1,200,000
Ceres, Inc., Cv., Series D	3/15/01	6.00	6.00	—
Oxagen Ltd.	12/20/00	1.77	1.70	(79,800)

28 OPPENHEIMER INTERNATIONAL GROWTH FUND

7. Bank Borrowings
The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.
     The Fund had no borrowings outstanding during the six months ended or at May 31, 2001.

29 OPPENHEIMER INTERNATIONAL GROWTH FUND

OPPENHEIMER INTERNATIONAL GROWTH FUND

Officers and Trustees	Leon Levy, Chairman of the Board of Trustees
Donald W. Spiro, Vice Chairman of the Board of Trustees
Bridget A. Macaskill, Trustee and President
Robert G. Galli, Trustee
Phillip A. Griffiths, Trustee
Benjamin Lipstein, Trustee
Elizabeth B. Moynihan, Trustee
Kenneth A. Randall, Trustee
Edward V. Regan, Trustee
Russell S. Reynolds, Jr., Trustee
Clayton K. Yeutter, Trustee
George Evans, Vice President
Andrew J. Donohue, Secretary
Brian W. Wixted, Treasurer
Robert J. Bishop, Assistant Treasurer
Scott T. Farrar, Assistant Treasurer
Robert G. Zack, Assistant Secretary

Investment Advisor	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OppenheimerFunds Services

Custodian of Portfolio Securities	The Bank of New York

Independent Auditors	KPMG LLP

Legal Counsel	Mayer, Brown & Platt

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent auditors.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

©Copyright 2001 OppenheimerFunds, Inc. All rights reserved.

30 OPPENHEIMER INTERNATIONAL GROWTH FUND

INFORMATION AND SERVICES

As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it’s automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance.1 So call us today, or visit our website—we’re here to help.

Internet
24-hr access to account information and transactions2
www.oppenheimerfunds.com

General Information
Mon–Fri 8am–9pm ET, Sat 10am–4pm ET
1.800.525.7048

Telephone Transactions
Mon–Fri 8am–9pm ET, Sat 10am–4pm ET
1.800.852.8457

PhoneLink
24-hr automated information and automated transactions
1.800.533.3310

Telecommunications Device for the Deaf (TDD)
Mon–Fri 9am–6:30pm ET 1.800.843.4461

OppenheimerFunds Information Hotline
24 hours a day, timely and insightful messages on the
economy and issues that may affect your investments
1.800.835.3104

Transfer and Shareholder Servicing Agent
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270

eDocs Direct
Receive shareholder report and prospectus notifications for
your fund via email. Sign up at www.oppenheimerfunds.com

Ticker Symbols Class A: OIGAX Class B: IGRWX Class C: OIGCX

1. Automatic investment plans do not assure profit or protect against losses in declining markets.
2. At times this website may be inaccessible or its transaction feature may be unavailable.

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